EXHIBIT 10(c)

                                  AGREEMENT

     AGREEMENT, dated as of August 18, 1995 ("Agreement"), among Richard Whitehead (the "Executive"), Growth Financial Corporation, a New Jersey corporation ("GFC") and Growth Bank, a New Jersey-chartered bank, wholly owned by GFC ("Growth").

     GFC and Growth issued a Memorandum of Understanding dated April 27, 1994 (the "Memorandum") concerning, among other things, the terms and conditions of the Executive's continued employment with GFC and Growth.

     GFC and Growth are about to enter into an Agreement and Plan of Merger (the "Merger Agreement") with HUBCO, Inc. ("Hubco") and Hudson United Bank (the "Bank"), pursuant to which GFC shall be merged with and into Hubco (the "Merger") at the "Closing", as such term is defined in the Merger Agreement.

     Hubco and the Bank are unwilling to enter into the Merger Agreement unless and until the Executive, GFC and Growth have agreed to clarify the Memorandum as it relates to the Executive in a manner which is satisfactory to Hubco and the Bank, and which may not be amended, supplemented or rescinded without the prior written consent of Hubco and the Bank.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

          1. Between now and the date 30 days prior to the Closing, the Executive will elect one of the attached forms of agreement (version A or B) as the definitive agreement to replace the Executive's current employment arrangement with GFC and Growth.

          2. The Executive, GFC and Growth will enter into such form of agreement, and acknowledge that such executed agreement supersedes and overrides the Memorandum and any other employment understanding between them.

     IN WITNESS WHEREOF, the parties have caused the foregoing to be executed as of the date first set forth above.


                                   GROWTH FINANCIAL CORPORATION

/s/ RICHARD WHITEHEAD              By: /s/ DALE G. POTTER
----------------------------           --------------------------
RICHARD WHITEHEAD


                                   GROWTH BANK

                                   By: /s/ DALE G. POTTER
                                       --------------------------

                                 AGREEMENT A


     AGREEMENT, dated as of ______________, 199_ ("Agreement"), among Richard Whitehead (the "Executive"), Growth Financial Corporation, a New Jersey corporation ("GFC") and Growth Bank, a New Jersey-chartered bank, wholly owned by GFC ("Growth").

     WHEREAS, GFC and Growth issued a Memorandum of Understanding dated April 27, 1994 (the "Memorandum") concerning, among other things, the terms and conditions of the Executive's continued employment with GFC and Growth; and

     WHEREAS, GFC and Growth have entered into an Agreement and Plan of Merger (the "Merger Agreement") with HUBCO, Inc. ("Hubco") and Hudson United Bank (the "Bank"), pursuant to which GFC shall be merged with and into Hubco (the "Merger");

     WHEREAS, the parties desire to enter into this Agreement to clarify the terms and conditions of the Memorandum relating to the Executive, as the same is affected by the Merger; and

     WHEREAS, Hubco and the Bank are unwilling to consummate the Merger unless and until the parties have entered into an agreement clarifying the terms of the Memorandum, which agreement is satisfactory to Hubco and the Bank, and may not be amended, supplemented or rescinded without the prior written consent of Hubco and the Bank;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

     1. EMPLOYMENT PERIOD. GFC and Growth (the "Employer") hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the period (the "Contract Period") beginning on the date hereof and ending on the second anniversary of the Closing of the Merger, as such term is defined in the Merger Agreement.

     2. COMPENSATION. So long as the Executive is employed by the Employer during the Contract Period, the Executive shall receive the salary and benefits in an amount equal to at least the amount enumerated in SCHEDULE A attached hereto (the "Compensation"), which is the level of base salary and benefits received by the Executive as of August 18, 1995 (the date of execution of the Merger Agreement). During the period of employment, the Executive will be eligible to participate in the employee benefit programs of Employer, subject to the terms of such programs. Notwithstanding the foregoing, Employer may pay Executive prior to the Closing other compensation, including bonus, in accordance with the Merger Agreement.

     3. POSITION. Prior to the Closing of the Merger, as such term is defined in the Merger Agreement, the Employer shall employ the Executive with the same title and the same duties and responsibilities as the Executive had on August 18, 1995. After the Closing, the Employer shall employ the Executive as [TITLE AND DUTIES TO BE DETERMINED BY HUBCO IN ITS SOLE DISCRETION], subject to the Employer's right in its sole discretion to change Executive's title and duties, given the Employer's needs and other personnel and the Executive's knowledge and experience. After the Closing, the Employer shall not be obligated to provide the Executive with title or responsibilities equivalent to those held by the Executive prior to the Closing.

     4. TERMINATION; SEVERANCE COMPENSATION. The Executive may terminate employment hereunder upon two weeks' prior written notice to the Employer. The Employer may terminate the Executive's employment hereunder upon notice to the Executive, which notice may (in the Employer's sole discretion) be given at any time including immediately prior to the termination. If the Executive's employment is terminated by the Executive for any reason (subject to the following sentence) or by the Employer for "cause" prior to the end of the Contract Period, the Executive shall be entitled to no further compensation after such termination, except as required by COBRA or similar federal or state laws. If the Executive's employment is terminated by the Employer without "cause" prior to the end of the Contract Period, or if the Executive elects to terminate employment due to a reduction in title, responsibility or authority from those set forth in Section 3 hereof, or a reduction in compensation, the Employer shall continue to provide the Executive with the Compensation through the end of the Contract Period. It is understood that the Compensation set forth herein is in lieu of any other severance policy of the Employer.

     5. CAUSE. For purposes of this Agreement "Cause" shall mean (i) willful and continued failure by the Executive to perform his duties for the Employer under this Agreement after at least one warning in writing from the Employer's Chief Executive Officer (the "CEO") identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes injury to the Employer as specified in a written notice to the Executive from the CEO; or (iii) conviction of a crime (other than a traffic violation), habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the CEO to refrain from such behavior. For purposes of this Section 5, the Employer shall apply the same standards to the Executive as it applies to other similarly situated employees.

     6. ENTIRE AGREEMENT; CHANGES. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and shall supersede all other prior written or oral agreements, including the Memorandum. This Agreement shall not be amended, supplemented or rescinded in whole or in part except by an instrument duly signed by the Executive, by duly authorized representatives of GFC and Growth and by duly authorized representatives of Hubco and the Bank. Hubco and the Bank are intended to be third-party beneficiaries to this Agreement.

     7. SUCCESSORS IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors in interest.

     IN WITNESS WHEREOF, the parties have caused the foregoing to be executed as of the date first set forth above.



                                   GROWTH FINANCIAL CORPORATION



______________________________     By: __________________________
RICHARD WHITEHEAD


                                   GROWTH BANK



                                   By: __________________________

                                 AGREEMENT B


     AGREEMENT, dated as of ______________, 199_ ("Agreement"), among Richard Whitehead (the "Executive"), Growth Financial Corporation, a New Jersey corporation ("GFC") and Growth Bank, a New Jersey-chartered bank, wholly owned by GFC ("Growth").

     WHEREAS, GFC and Growth issued a Memorandum of Understanding dated April 27, 1994 (the "Memorandum") concerning, among other things, the terms and conditions of the Executive's continued employment with GFC and Growth; and

     WHEREAS, GFC and Growth have entered into an Agreement and Plan of Merger (the "Merger Agreement") with HUBCO, Inc. ("Hubco") and Hudson United Bank (the "Bank"), pursuant to which GFC shall be merged with and into Hubco (the "Merger");

     WHEREAS, the parties desire to enter into this Agreement to clarify the terms and conditions of the Memorandum relating to the Executive, as the same is affected by the Merger; and

     WHEREAS, Hubco and the Bank are unwilling to consummate the Merger unless and until the parties have entered into an agreement clarifying the terms of the Memorandum, which agreement is satisfactory to Hubco and the Bank, and may not be amended, supplemented or rescinded without the prior written consent of Hubco and the Bank;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

     1. EMPLOYMENT PERIOD. GFC and Growth (the "Employer") hereby agrees to employ the Executive, and the Executive hereby accepts employment, during the period (the "Contract Period") beginning on the date hereof and ending on August 18, 1997 (the second anniversary of the execution of the Merger Agreement). The Contract Period may be extended as set forth in Section 4 hereof.

     2. COMPENSATION. So long as the Executive is employed by the Employer during the Contract Period, the Executive shall receive the salary and benefits in an amount equal to at least the amount enumerated in SCHEDULE A attached hereto (the "Compensation"), which is the level of base salary and benefits received by the Executive as of August 18, 1995 (the date of execution of the Merger Agreement). During the period of employment, the Executive will be eligible to participate in the employee benefit programs of Employer, subject to the terms of such programs. Notwithstanding the foregoing, Employer may pay Executive prior to the Closing other compensation, including bonus, in accordance with the Merger Agreement.

     3. POSITION. Prior to the Closing of the Merger, as such term is defined in the Merger Agreement, the Employer shall employ the Executive with the same title and the same duties and responsibilities as the Executive had on August 18, 1995. After the Closing, the Employer shall employ the Executive in a position deemed by the Employer in the Employer's sole discretion to be appropriate given the Employer's needs and other personnel and the Executive's knowledge and experience. After the Closing, the Employer shall not be obligated to provide the Executive with title or responsibilities equivalent to those held by the Executive prior to the Closing.

     4. TERMINATION; SEVERANCE COMPENSATION. The Executive may terminate employment hereunder upon two weeks' prior written notice to the Employer. The Employer may terminate the Executive's employment hereunder upon notice to the Executive, which notice may (in the Employer's sole discretion) be given at any time including immediately prior to the termination. The Employer shall give the Executive written notice of the date on which the conversion of GFC's and Growth's computer systems into the computer systems of Hubco and the Bank is completed (the "Conversion Date"). If the Executive remains employed by the Employer on the Conversion Date and on the Conversion Date there is less than 18 months remaining on the Contract Period, the Contract Period shall automatically be extended to the date which is 18 months after the Conversion Date. If the Executive's employment is terminated (by either the Executive or the Employer) for any reason following the Conversion Date, but prior to the expiration of the Contract Period, the Employer shall continue to provide the Executive with the Compensation through the end of the Contract Period. If the Executive's employment is terminated by the Executive for any reason or by the Employer for "cause" prior to the Conversion Date, the Executive shall be entitled to no further compensation after such termination, except as required by COBRA or similar federal or state laws. If the Executive's employment by the Employer is terminated by the Employer without "cause" prior to the Conversion Date, the Employer shall continue to provide the Executive with the Compensation through the end of the (unextended) Contract Period. It is understood that the Compensation set forth herein is in lieu of any other severance policy of the Employer.

     5. CAUSE. For purposes of this Agreement "Cause" shall mean (i) willful and continued failure by the Executive to perform his duties for the Employer under this Agreement after at least one warning in writing from the Employer's Chief Executive Officer (the "CEO") identifying specifically any such failure; (ii) the willful engaging by the Executive in misconduct which causes injury to the Employer as specified in a written notice to the Executive from the CEO; or (iii) conviction of a crime (other than a traffic violation), habitual drunkenness, drug abuse, or excessive absenteeism other than for illness, after a warning (with respect to drunkenness or absenteeism only) in writing from the CEO to refrain from such behavior. For purposes of this Section 5, the Employer shall apply the same standards to the Executive as it applies to other similarly situated employees.

     6. ENTIRE AGREEMENT; CHANGES. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and shall supersede all other prior written or oral agreements, including the Memorandum. This Agreement shall not be amended, supplemented or rescinded in whole or in part except by an instrument duly signed by the Executive, by duly authorized representatives of GFC and Growth and by duly authorized representatives of Hubco and the Bank. Hubco and the Bank are intended to be third-party beneficiaries to this Agreement.

     7. SUCCESSORS IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors in interest.


     IN WITNESS WHEREOF, the parties have caused the foregoing to be executed as of the date first set forth above.


                                   GROWTH FINANCIAL CORPORATION




______________________________     By: __________________________
RICHARD WHITEHEAD


                                   GROWTH BANK



                                   By: __________________________

                                  SCHEDULE A

                             [Richard Whitehead]

Salary -       $7,500 per month (pro rate for any partial month)

Benefits -     A package of benefits (chosen by the Employer) with a value no less than $1,642 per month (pro rate for any partial month)